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                                                                    EXHIBIT 23.3
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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To Network Publishing, Inc.:


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of SeraNova, Inc. of our report dated December 21, 1999, included in SeraNova, Inc.'s Form S-1, as amended, Registration No. 333-34964 and to all references to our firm in this registration statement.


                                    /s/ Arthur Andersen LLP

                                    ARTHUR ANDERSEN LLP



Salt Lake City, Utah
September 14, 2000